UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 9, 2004



                             Nittany Financial Corp.
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-32623                   23-2925762
----------------------------        -----------               -------------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)          Identification Number)



116 East College Avenue, State College, Pennsylvania            16801
----------------------------------------------------            -----
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (814) 234-7320
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------




Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

            (c) Exhibits:

                      99 Press Release dated August 9, 2004


Item 12.  Results of Operation and Financial Condition
--------  --------------------------------------------

         On August 9, 2004, the Registrant issued a press release to report earnings for the quarter ended June 30, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                NITTANY FINANCIAL CORP.



Date:  August 10, 2004                          By:  /s/Gary M. Bradley
                                                 -------------------------------
                                                     Gary M. Bradley
                                                     Chief Accounting Officer
                                                     (Duly Authorized Officer)